QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.16

EL BANCO FINANCIAL CORPORATION

AGENCY AGREEMENT

                   , 2006

Ladies and Gentlemen:

        El Banco Financial Corporation, a Georgia corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to engage the sales agent identified on the signature page to this Agreement (the "Agent" or "you") to assist the Company on a "best efforts" basis in the sale of the Company's common stock, $.01 par value per share (the "Shares").

        1.    The Offering.    The Company is offering the Shares, in connection with the Company's initial public offering (the "Offering").

        The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933 and the rules and regulations thereunder (collectively, the "1933 Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (File No. 333-135900) under the 1933 Act, including a prospectus, relating to the Shares. Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the 1933 Act (the "Effective Time"), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act and deemed, pursuant to Rule 430A or Rule 430C under the 1933 Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of the Shares pursuant to Rule 462(b) under the 1933 Act.

        Except where the context otherwise requires, a "Preliminary Prospectus," as used herein, means any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Securities Act.

        Except where the context otherwise requires, "Prospectus," as used herein, means the prospectus filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act on or before the second business day after the Effective Time (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the Effective Time.

        "Permitted Free Writing Prospectuses," as used herein, means the documents and each "road show" (as defined in Rule 433(h)(4) under the 1933 Act), if any, related to the offering of the Shares contemplated hereby that is a "written communication" (as defined in Rule 405 under the 1933 Act).

        "Disclosure Package," as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

        "Blue Sky Application," as used herein, means any instrument or document executed by the Company or based upon written information supplied by the Company filed in any state or jurisdiction to register or qualify any or all of the Shares or to claim an exemption therefrom or provided to any state or jurisdiction to exempt the Company as a broker-dealer or the officers, directors or employees as broker-dealers or agents of the Company under the securities laws thereof.

        Any reference herein to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the "Incorporated Documents"), including, without limitation, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Exchange Act") on or after the Effective Time, or the date of such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

        2.    Retention of Agent; Compensation; Sale and Delivery of the Shares.    Subject to the terms and conditions herein set forth, the Company hereby appoints the Agent as a placement agent, on a non-exclusive basis, to utilize its "best efforts" to solicit subscriptions for the Shares and to assist the Company with respect to the Company's sale of the Shares in the Offering.

        On the basis of the representations and warranties and subject to the terms and conditions of this Agreement, the Agent accepts such appointment. The Agent shall not be obligated to purchase any Shares and shall not be obligated to take any action which Agent deems to be inconsistent with any applicable law, regulation, decision or order. Subscriptions will be offered as described in the Registration Statement. Except as otherwise provided in this Agreement, the appointment of the Agent will terminate upon completion, expiration or termination of the Offering.

        In the event the Company is unable to sell a minimum of 1,875,000 Shares on or before June 30, 2007, this Agreement shall terminate and the Company shall cause the Escrow Agent (as defined below) to refund to any persons who have subscribed for any of the Shares the full amount it received from them, without interest, as set forth in the Prospectus; and none of the parties to this Agreement shall have any obligation to the other parties hereunder, except as set forth in this Section 2 and in Sections 8, 10, and 11.

        In the event the Offering is terminated and the Closing (as defined below) does not occur, then the Agent shall not receive the fees set forth in subparagraph (a) below (the "Fees"); provided, however, regardless of whether or not the Closing occurs, the Agent shall be entitled to receive reimbursement of its actual accountable out-of-pocket expenses, as set forth in subparagraph (b) below.

        If all conditions precedent to the consummation of the Offering are satisfied, the Company agrees to issue, or have issued, the Shares sold in the Offering and to release for delivery certificates for such Shares on the Closing Date (as defined below) against payment to the Company by any means authorized pursuant hereto; provided, however, that no funds shall be released to the Company until the conditions specified in Section 9 hereof shall have been complied with to the reasonable satisfaction of the Company. The release of Shares against payment therefor shall be made on a date or dates and at a place determined by the Company (each closing, a "Closing"). Certificates for Shares shall be delivered directly to the purchasers in accordance with their directions. The date upon which the Company shall release or deliver the Shares sold in the Offering, in accordance with the terms herein, is called the "Closing Date." After the initial Closing, which may occur at any time after the minimum of 1,875,000 Shares have been sold, the Company may continue the Offering and the Agent may continue to solicit purchasers for the Shares up to the maximum amount of the Offering or until the Offering expires or is closed by the Company as set forth in the Prospectus. Additional Closings shall occur with respect to Shares sold after the initial Closing on dates and at locations as determined by the Company after the initial Closing, each also considered a "Closing Date".

        The Agent shall receive the following compensation for its services hereunder:

        a.    The fee shall be equal to 5.2% of the "gross proceeds" received in the Offering attributable to the efforts of the Agent. At least 48 hours prior to each Closing, the Agent shall deliver a schedule, identified as Appendix A, that lists each investor and the amount of investment.

        b.    Agent shall be reimbursed for expenses as contemplated by Section 8 of this Agreement, regardless of whether the Offering is successfully completed. Any out-of-pocket expenses or commissions payable under this Agreement shall be paid in next day funds on the earlier of the initial Closing Date or a determination by the Company to terminate or abandon the Offering, and on each subsequent Closing Date thereafter.

        3.    Representations and Warranties of the Company.    The Company represents and warrants to the Agent that:

        a.    The Company has all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to issue and sell the Shares as contemplated herein and as described in the Registration Statement, any Preliminary Prospectuses, the Prospectus or any Permitted Free Writing Prospectus. The consummation of the Offering, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Company and this Agreement has been validly executed and delivered by the Company and is the valid, legal and binding agreement of the Company enforceable in accordance with its terms, except to the extent, if any, that the provisions of Section 10 hereof may be unenforceable as against public policy, and except to the extent that such enforceability may be limited by bankruptcy laws, insolvency laws, or other laws affecting the enforcement of creditors' rights generally.

        b.    The Registration Statement is effective under the 1933 Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the knowledge of the Company, are contemplated by the Commission; the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each time a subscription agreement of funds are submitted by prospective investors to the Company during the Offering period (each such time referred to as a "time of delivery"), at the Closing Date and at all times during which a prospectus is required by the 1933 Act to be delivered (whether physically or through compliance with Rule 172 under the 1933 Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the 1933 Act; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects, with the requirements of the 1933 Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the Closing Time (as defined herein) did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, each time of delivery, the Closing Date and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the 1933 Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the 1933 Act (including, without limitation, Section 10(a) of the 1933 Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the Closing Time and the end of the period during which a prospectus is required by the 1933 Act to be delivered (whether physically or through compliance with Rule 172 under the 1933 Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Agent and furnished in writing by or on behalf of the Agent to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as applicable. All Permitted Free Writing Prospectuses were preceded by, or accompanied with, a statutory prospectus meeting the requirements of Section 10(a) of the Act as required by Rule 164 under the 1933 Act.

        c.    If a Permitted Free Writing Prospectus is sent or given after the Registration Statement is filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the 1933 Act, filed with the Commission), the sending or giving, by the Agent, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 of the 1933 Act (without reliance on subsections (b), (c) and (d) of Rule 164); each of the Preliminary Prospectuses is a prospectus that, other than by reason of Rule 433 or Rule 431 under the 1933 Act, satisfies the requirements of Section 10 of the 1933 Act, including a price range where required by rule; neither the Company nor the Agent is disqualified, by reason of subsection (f) or (g) of Rule 164 under the 1933 Act, from using, in connection with the offer and sale of the Shares, "free writing prospectuses" (as defined in Rule 405 under the 1933 Act) pursuant to Rules 164 and 433 under the 1933 Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the 1933 Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the 1933 Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all road shows related to the Offering is solely the property of the Company.

        d.    No Blue Sky Application will include an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in a Blue Sky Application in reliance upon and in conformity with information concerning the Agent and furnished in writing by or on behalf of the Agent to the Company expressly for use in the Blue Sky Application.

        e.    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of State of Georgia, and has corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and to enter into and perform its obligations under this Agreement.

        f.    Since the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect").

        g.    The Company has an authorized capitalization as set forth in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

        h.    The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Shares contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

        i.    The issuance and sale of the Shares being issued at each Closing Date by the Company and the performance of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of the property or assets of the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation, as amended, or Bylaws, as amended, of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the Act and under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Agent.

        j.    The Company owns its assets and has the right to conduct its business as currently conducted.

        k.    There is no litigation or governmental proceeding pending or threatened against, or involving the properties or business of, the Company that might materially and adversely affect the value or the operation of the any such properties or the business of the Company.

        l.    McNair, McLemore, Middlebrooks & Co., LLP, which has certified certain financial statements and supporting schedules of the Company included in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Free Writing Prospectuses containing an audit report, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

        m.    The Company has not distributed, nor will it distribute, prior to the Closing Time any prospectus (as defined under the 1933 Act) in connection with the Offering and sale of the Shares other than the Registration Statement, any Preliminary Prospectuses, the Prospectus, any Permitted Free Writing Prospectuses or other materials, if any, permitted by the 1933 Act, including Rule 134 promulgated thereunder.

        4.    Representations and Warranties of the Agent.

        a.    The Agent has all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to act as a sales agent as contemplated herein and as described in the Registration Statement, any Preliminary Prospectuses, the Prospectus or any Permitted Free Writing Prospectus. The consummation of the Offering, the execution, delivery and performance of this Agreement by the Agent and the consummation by the Agent of the transactions herein contemplated have been duly and validly authorized by all necessary corporate action on the part of the Agent and this Agreement has been validly executed and delivered by the Agent and is the valid, legal and binding agreement of the Agent enforceable in accordance with its terms, except to the extent, if any, that the provisions of Section 8 hereof may be unenforceable as against public policy, and except to the extent that such enforceability may be limited by bankruptcy laws, insolvency laws, or other laws affecting the enforcement of creditors' rights generally.

        b.    The Agent is registered as a broker-dealer under applicable federal and state laws, is a member in good standing of the National Association of Securities Dealers, Inc., and has met and will continue to meet all registration, licensing, financial and reporting requirements it is required to meet under applicable federal and state laws and regulations in order to provide the services the Agent has agreed to provide, or that the Agent contemplates that it will provide, to the Company under this Agreement or otherwise in connection with the Offering.

        c.    Each employee, agent, representative or affiliate of the Agent that provides any services to the Company under this Agreement or otherwise in connection with the Offering will, at the time of providing those services, meet all registration and licensing requirements he or it is required to meet under applicable federal and state laws and regulations in order to provide those services.

        5.    Delivery and Payment.

        An escrow procedure shall be established which shall comply with Commission Rule 15c2-4, promulgated under the Exchange Act and applicable NASD rules and regulations, with Flag Bank as escrow agent (the "Escrow Agent").

        The Company and the Agent shall transmit all funds received from subscribers to the Escrow Agent by noon of the next business day following receipt thereof. The Company shall direct the Escrow Agent to make payment for Shares sold hereunder by wire transfer or certified or bank cashier's check drawn to the order of the Company in next day funds. Such payment is to be made at the offices of Flag Bank, at 10:00 a.m. local time, on each Closing Date or at another time agreed to by the Agent and the Company. The time of such payment is referred to as the "Closing Time." The Company shall direct the Escrow Agent to deliver payment of the fees due to the Agent pursuant to Section 2 hereof (less any portion thereof previously paid to the Agent) to the Agent by wire transfer or certified or bank cashier's check drawn to the order of the Agent in next day funds, to the Agent on each Closing Date.

        6.    Covenants of the Company.    The Company hereby covenants to the Agent as follows:

        a.    The Company has filed the Registration Statement with the Commission. The Company will use its best efforts to cause any post-effective amendment to the Registration Statement to be declared effective by the Commission, and will immediately upon receipt of any information concerning the events listed below notify the Agent (i) when the Registration Statement, as amended, has become effective; (ii) of any request by the Commission or any other governmental entity for any amendment or supplement to the Registration Statement; (iii) of the issuance by the Commission or any other governmental agency of any order or other action suspending the Offering or the use of the Registration Statement, the Preliminary Prospectuses, the Prospectus or the Permitted Free Writing Prospectuses, if any; or (iv) of the issuance by the Commission or any state authority of any stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of initiation or threat of any proceedings for that purpose.

        b.    The Company will deliver to the Agent copies of the Registration Statement, as originally filed and each amendment thereto. Further, the Company will deliver such additional copies of the foregoing documents to counsel to the Agent as may be required for any NASD filings. The Company will also deliver to the Agent such number of copies of the Prospectus, as amended or supplemented, as the Agent may reasonably request.

        c.    The Company will comply in all material respects with any and all terms, conditions, requirements and provisions with respect to the Offering and the transactions contemplated thereby imposed by the Commission, by applicable state law and regulations, and by the 1933 Act, the Exchange Act and the rules and regulations of the Commission promulgated under such statutes, to be complied with prior to or subsequent to the Closing Date.

        d.    If any event relating to or affecting the Company shall occur, as a result of which it is necessary, in the reasonable opinion of counsel for the Company, to amend or supplement the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in order to make them not misleading in light of the circumstances existing at the time of its use, the Company will, at its expense, prepare, file with the Commission, and furnish to the Agent, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus which will amend or supplement the Registration Statement, Preliminary Prospectus, Prospectus or any Permitted Free Writing Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time, not misleading.

        e.    The Company will endeavor in good faith, in cooperation with the Agent, to register or to qualify the Shares for offering and sale under the applicable securities laws of the jurisdictions in which the Offering will be conducted; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business in any jurisdiction in which it is not so qualified. In each jurisdiction where any of the Shares shall have been registered or qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdictions.

        f.    Prior to the Closing Date, the Company will inform the Agent of any event or circumstances of which it is aware as a result of which the Registration Statement, any Preliminary Prospectus, the Prospectus, or any Permitted Free Writing Prospectus as then supplemented or amended, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

        g.    The Company will distribute the Prospectus or other offering materials in connection with the offering and sale of the Shares only as set forth in the Prospectus, and only in accordance with the 1933 Act and the Exchange Act and the rules and regulations promulgated under such statutes, and the laws of any state in which the Shares are qualified for sale.

        h.    The Company will maintain appropriate arrangements with the Escrow Agent for depositing all funds received from persons mailing subscriptions for or orders to purchase Shares in the Offering as described in the Prospectus until the Closing Date and satisfaction of all conditions precedent to the release of the Company's obligation to refund payments received from persons subscribing for or ordering Shares in the Offering as described in the Prospectus.

        i.    The Company will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with the NASD Rule 2790 "Restrictions on the Purchase and Sale of Initial Equity Public Offerings of Equity Securities."

        j.    The Company will not deliver the Shares until the Company has satisfied or caused to be satisfied each condition set forth in Section 9 hereof.

        7.    Covenants of the Agent.

        a.    The Agent will not provide any service or engage in any activity, and it will not permit the Agent or any of its employees, agents, representatives or affiliates to provide any service or engage in any activity, whether pursuant to this Agreement or otherwise in connection with the Offering, for which it or he does not have in effect all registrations, licenses and approvals necessary to cause that service or activity to comply with applicable federal and state laws and regulations.

        b.    Notwithstanding anything contained in this Agreement to the contrary, the terms and conditions of the Offering as described in the Prospectus shall control the conduct of the Offering, and neither the Agent nor any of its respective employees, agents, representatives or affiliates shall take any action in connection with the Offering contrary to those terms and conditions.

        c.    In connection with or during the course of the Offering, neither the Agent nor any employee, agent, representative or affiliate of the Agent will make any representation or provide any information to any subscriber or potential subscriber for the Shares other the representations and information contained in the Prospectus or other information specifically approved by the Company.

        8.    Payment of Expenses.    The Company covenants and agrees with the Agent that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel to the Company and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the mailing and delivering of copies thereof to the Agent and dealers; (ii) the cost of printing or reproducing this agreement, the Blue Sky Survey, any dealer agreements and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws; (iv) the cost of preparing stock certificates; (v) all expenses related to road shows; (vi) the costs or expenses of any transfer agent or registrar; and (vi) all reasonable out-of-pocket fees and expenses of the Agent, including the reasonable fees and expenses of counsel for the Agent related to the Offering and not otherwise specifically provided for in this Section; the total for all such reasonable out-of-pocket fees and expenses shall not exceed $5,000 without the consent of the Company (exclusive of any blue sky-related fees if the Agent's counsel is requested to complete such services by the Company).

        9.    Conditions to Closing.    The Closing of the Offering is subject to the following conditions:

        a.    The Registration Statement and any registration statement required to be filed, prior to the sale of the Shares, under the Act pursuant to Rule 424(b) shall have been filed and shall have become effective under the 1933 Act.

        b.    (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the 1933 Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

        c.    The Company and Agent agree that Appendix A is accurate and complete.

        d.    The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the terms of this Agreement and Agent's compensation hereunder.

        10.    Indemnification by the Company.

        a.    The Company agrees to indemnify and hold harmless the Agent, and its officers, directors, agents, representatives and affiliates and any other person, if any, who controls the Agent or its affiliates within the meaning of the 1933 Act (these parties together with the Agent are hereinafter referred to as the "Agent Indemnitees") against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and counsel's fees) arising out of or based upon the actions of the Company or any of its employees, agents, representatives or affiliates (i) that constitute bad faith or gross negligence on the part of the Company or its employees, agents, representatives or affiliates, (ii) that constitute violations of applicable federal or state laws or regulations on the part of the Company or its employees, agents, representatives or affiliates, or (iii) that constitute a violation of any of the Company's agreements, representations or warranties contained in this Agreement. The Company will reimburse the Agent and the Agent Indemnitees for any legal or other expenses reasonably incurred (individually or collectively) by it or them in connection with investigating or defending any such loss, claim, damage, liability or action. However, the Company will not be responsible for (i) any losses, claims, damages, liabilities or expenses that result from bad faith or gross negligence on the part of the Agent or any of its employees, agents, representatives or affiliates, or on the part of the Agent Indemnitee, (ii) that arise out of actions or conduct by the Agent or any of its employees, agents, representatives or affiliates, or by any Agent Indemnitee, that constitute a violation of any applicable federal or state law or regulation, or (iii) that arise out of actions or conduct by the Agent or any of its employees, agents, representatives or affiliates, or by any Agent Indemnitee, that constitutes a violation of any of Agent's agreements, representations or warranties contained in this Agreement.

        b.    If any action or claim shall be brought or asserted against an Agent Indemnitee in respect of which indemnity may be sought from the Company, it or he shall promptly notify the Company in writing, enclosing copies of all papers served on or delivered to such party. A failure to notify or delay in notifying the Company shall not affect the right of the Agent Indemnitee to be indemnified or reimbursed hereunder except to the extent the Company is shown to have been materially prejudiced as a result of such failure. No Agent Indemnitee shall settle, compromise or consent to the entry of any judgment with respect to any litigation, investigation or proceeding commenced or threatened by any person or entity, including any governmental agency or body, or any claim whatsoever in respect of which indemnification or contribution can be sought under this Section 10 (whether or not the Agent Indemnitees are actual or potential parties thereto), unless the Agent or the Agent Indemnitee obtains the prior written consent of the Company.

        11.    Indemnification by the Agent.

        a.    The Agent agrees to indemnify and hold harmless the Company, and its officers, directors, agents, organizers, representatives and affiliates and any other person, if any, who controls the Company or its affiliates within the meaning of the 1933 Act (these parties together with the Company are hereinafter referred to as the "Company Indemnitees") against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and counsel's fees) arising out of or based upon the actions of the Agent or any of its respective employees, agents, representatives or affiliates (i) that constitute bad faith or gross negligence on the part of the Agent or any of its employees, agents, representatives or affiliates, (ii) that constitute violations of applicable federal or state laws or regulations on the part of the Agent or any of its employees, agents, representatives or affiliates, or (iii) that constitutes a violation of any of the Agent's agreements, representations or warranties contained in this Agreement. The Agent will reimburse the Company and the Company Indemnitees for any legal or other expenses reasonably incurred (individually or collectively) by it or them in connection with investigating or defending any such loss, claim, damage, liability or action. However, the Agent will not be responsible for (i) any losses, claims, damages, liabilities or expenses that result from bad faith or gross negligence on the part of the Company or any of its employees, agents, representatives or affiliates, or on the part of the Company Indemnitee, (ii) that arise out of actions or conduct by the Company or any of its employees, agents, representatives or affiliates, or by the Company, that constitute a violation of any applicable federal or state law or regulation, or

(iii) that constitutes a violation of any of the Company's agreements, representations or warranties contained in this Agreement.

        b.    If any action or claim shall be brought or asserted against a Company Indemnitee in respect of which indemnity may be sought from the Agent, it shall promptly notify the Agent in writing, enclosing copies of all papers served on or delivered to such party. A failure to notify or delay in notifying the Agent shall not affect the right of the Company Indemnitee to be indemnified or reimbursed hereunder except to the extent the Agent is shown to have been materially prejudiced as a result of such failure. No Company Indemnitee shall settle, compromise or consent to the entry of any judgment with respect to any litigation, investigation or proceeding commenced or threatened by any person or entity, including any governmental agency or body, or any claim whatsoever in respect of which indemnification or contribution can be sought under this Section 11 (whether or not the Company Indemnitees are actual or potential parties thereto), unless the Company obtains the prior written consent of the Company.

        c.    The Agent agrees to indemnify and hold harmless the Company Indemnitees against any and all losses, liabilities, claims, damages and expenses to which it or they may become subject if such losses, liabilities, claims, damages or expenses arise solely out of, or are based solely on, (i) any untrue or alleged untrue statement of material fact contained in the Prospectus or any amendment or supplement thereto, or the omission of a material fact required to be stated therein, or necessary to make the statements therein not misleading, but only if such untrue statement or omission or alleged omission was made in the Prospectus (as amended or supplemented) based upon and in conformity with written information concerning the Agent furnished to the Company by the Agent specifically for use in the Prospectus or (ii) any untrue or alleged untrue statement of material fact contained in any other information (whether oral or in writing) provided by the Agent or any of its respective employees, agents, representatives or affiliates to the Company or any other person in the course of providing services pursuant to this Agreement or otherwise in connection with the Offering.

        12.    Representations and Indemnities to Survive.    All representations, warranties and agreements contained in this Agreement of the Company and the Agent shall remain in full force and effect, regardless of any termination or cancellation of this Agreement, and shall survive delivery of and payment for the Shares.

        13.    Termination and Payment of Expenses.    This Agreement shall become effective on the date hereof and shall terminate upon the termination of the Offering. If for any reason any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Agent for all actual and accountable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Agent in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to the Agent except as provided in Section 8 and Section 10 hereof.

        14.    Notices.    All statements, requests, notices and agreements hereunder shall be in writing and shall be sufficient in all respects if delivered or sent by reliable courier, first class mail, or facsimile transmission to:

Agent:	As set forth on the signature page to this agreement
Company:	El Banco Financial Corporation 623 Holcomb Bridge Road Roswell, Georgia 30076 Facsimile: (678) 352-1514
With a copy to: Nelson Mullins Riley & Scarborough LLP 999 Peachtree Street, Suit 1400 Atlanta, Georgia 30309 Attention: Rusty Pickering Facsimile: (404) 817-6050

        Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        15.    Non-Exclusive.    This Agreement does not create an exclusive arrangement for the Agent to provide services to the Company, and nothing in this Agreement shall preclude the Company from contracting or entering into an arrangement with any other sales agent, consultant, broker-dealer or other person for such other person or entity to provide services to the Company as agent in the Offering and to receive compensation from the Company in connection with the Offering.

        16.    Successors.    This Agreement shall be binding upon, and inure solely to the benefit of, the Agent and the Company, and to the extent provided in Sections 10, 11 and 12 hereof; the officers and directors of the Company and each person who controls the Company, or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this agreement. No purchaser of any of the Shares from the Agent shall be deemed a successor or assign by reason merely of such purchase.

        17.    Time of the Essence.    Time shall be of the essence in this Agreement.

        18.    Business Day.    As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        19.    Applicable Law.    THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THOSE LAWS RELATING TO CHOICE OF LAW) APPLYING TO CONTRACTS ENTERED INTO AND TO BE PERFORMED WITHIN THE STATE OF GEORGIA. VENUE FOR ANY CAUSE OF ACTION ARISING FROM THIS AGREEMENT WILL LIE IN FULTON COUNTY, GEORGIA.

        20.    Captions.    The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

        21.    Counterparts.    This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        22.    Pronouns.    All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires.

[Signatures on Following Page]

        IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

EL BANCO FINANCIAL CORPORATION
By:
Name: Its:

(SALES AGENT)
By:
Name: Its:
Address:

Appendix A

Name of Investor	Amount of Investment

QuickLinks

EL BANCO FINANCIAL CORPORATION AGENCY AGREEMENT
Appendix A